UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  NOVEMBER 8, 2006
                                                      --------------------------

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

      001-09974                                           13-2866202
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(Commission File Number)                       (IRS Employer Identification No.)

     527 MADISON AVENUE
      NEW YORK, NEW YORK                                     10022
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (212) 583-0100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
             FISCAL YEAR.
             -------------------------------------------------------------------

         (a) On November 8, 2006, the Board of Directors of Enzo Biochem, Inc. voted by unanimous written consent to add a new Section 17 to Article II of Enzo's Bylaws, effective immediately, to provide that the total cumulative length of time that any Outside Director (a member of the Board who is not an officer or employee of Enzo) may serve on the Board shall be limited to a maximum of three three-year terms, whether consecutively or in total, plus any portion of an earlier three-year term that such Outside Director may have been appointed to serve.

         A copy of Enzo's  Bylaws,  as  amended,  is  attached to this Report as
Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
              ----------------------------------

(c) EXHIBITS.

EXHIBIT NO.                DESCRIPTION
-----------                ------------
3.1                        Amended and Restated Bylaws of Enzo Biochem, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENZO BIOCHEM, INC.


Date:  November 13, 2006                 By: /s/ ELAZAR RABBANI
                                             -----------------------------------
                                             Dr. Elazar Rabbani, Ph.D.
                                             Chairman of the Board and Chief
                                             Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION
------------              ------------
3.1                       Amended and Restated Bylaws of Enzo Biochem, Inc.